Valeant Pharmaceuticals International, Inc. Lender Presentation December 5, 2013 Exhibit 99.1

Forward-looking Statements
Forward-looking Statements
Certain statements made in this presentation may constitute forward-looking statements, including, but not limited to, statements regarding the repricing and extension transactions (and the terms and timing thereof), the performance of the business, synergies, pipeline approvals, patent risk and product exclusivity of Valeant Pharmaceuticals International, Inc.
(the “Company”). Forward-looking statements may be identified by the use of the words “anticipates,” “expects,”
“intends,” “plans,” “could,” “should,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company's most recent annual or quarterly report filed with the Securities and Exchange Commission
("SEC") and other risks and uncertainties detailed from time to time in the Company's filings with the SEC and the Canadian
Securities Administrators ("CSA"), which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes, except as required by law.
Non-GAAP Information
To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses non-GAAP financial measures that exclude certain items, such as amortization of inventory step-up, amortization of alliance product assets & pp&e step up, stock-based compensation step-up, contingent consideration fair value adjustments, restructuring, acquisition-related and other costs, in-process research and development ("IPR&D"), legal settlements outside the ordinary course of business, the impact of currency fluctuations, amortization and other non-cash charges, amortization and write-down of deferred financing costs, debt discounts and ASC 470-20 (FSP APB 14-1) interest, loss on extinguishment of debt, (gain) loss on assets held for sale/impairment, net, (gain) loss on investments, net, and adjusts tax expense to cash taxes. Management uses non-GAAP financial measures internally for strategic decision-making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a meaningful, consistent comparison of the Company’s core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP.  Therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Reconciliations of historical non-GAAP financials can be found at www.valeant.com.

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Executive Summary
Valeant Pharmaceuticals International, Inc. (“Valeant” or the “Company”) seeks to reprice its $3,176 million Term Loan B Series E and extend the maturity of its $1,695 million Term Loan A-1 and $765 million Term Loan A-2
Term Loan B Series E repricing will launch at L+275-300 (down from L+375), with no change to the
0.75% Floor
Extended Term Loan A-1 and Term Loan A-2 tranches will have a maturity of October 20, 2018 and amortization re-set to 5% / 10% / 20% / 20% / 20%
The transaction extends the Company’s maturity profile and is leverage neutral
Valeant has demonstrated its commitment to delevering
3
Repricing to have delayed settlement until after 101 soft-call rolls off on February 5, 2014
Valeant to pay Term Loan B Series E lenders a ticking fee equal to 50% of the fully drawn spread from January 6, 2014 through February 5, 2014
With current Term Loan A-1 & A-2 maturity of April 20, 2016, extension equivalent to 2.5 years
No margin increase on extended Term Loan A-1 & A-2
15 bps extension fee to Term Loan A lenders
Voluntary prepayments in August and September prepaid all mandatory amortization due on
September 2013, December 2013 and March 2014

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Capitalization
($ in millions)
Note: Debt amounts are face values.
1 Leverage multiples calculated net of $350 million cash as permitted by the Credit Agreement.
2  Per the Credit Agreement Compliance Certificate, secured leverage ratio is 1.98x and total leverage ratio is 4.63x, which excludes one-time cash legal settlements of $152.4 million, to be consistent with calculation of Pro Forma Adjusted EBITDA used in calculating financial ratios and covenants in the Credit Agreement.
3 On November 15, 2013, the Company announced its intention to refinance any and all of the outstanding $916 million principal amount of 6.5% senior notes due 2016 via the issuance of $900 million
5.625% senior notes due 2021 plus balance sheet cash, a potential draw on the existing revolver, or a combination thereof. On December 2, 2013, the Company completed its offering of the $900 million
5.625% senior notes due 2021. The $916 million 6.5% senior notes, for which irrevocable call notices have already been submitted, will be called or discharged no later than January 2, 2014.
4 $3,876 million Pro Forma Adjusted EBITDA includes Credit Agreement LTM 9/30/2013 Pro Forma Adjusted EBITDA of $3,723 million plus $152.4 million addback for one-time cash legal settlements, including Anacor and related fees. Credit Agreement EBITDA adjusted for one-time items including acquired in-process R&D, restructuring costs, acquisition-related costs, impairment costs, and other one-time items. Also includes $1,381 million to give pro forma effect for the historical results of acquisitions consummated by the Company as if they occurred on October 1, 2012, including anticipated synergies the Company expects to realize within 12 months of the date of the applicable acquisition (or, in the case of the Bausch + Lomb acquisition, until December 31, 2014).
9/30/2013 Current Pro Forma
Amount
Net Leverage 1, 2
Coupon Libor Floor Coupon Libor Floor Maturity Maturity
Revolver ($1,000 million) 0 0 L + 225 - L + 225 - 4/20/2018 4/20/2018
Term Loan A-1 1,695 0 L + 225 - L + 225 - 4/20/2016 10/20/2018
Term Loan A-2 765 0 L + 225 - L + 225 - 4/20/2016 10/20/2018
Term Loan B - Series D 1,284 0 L + 300 0.75% L + 300 0.75% 2/13/2019 2/13/2019
Term Loan B - Series C 988 0 L + 300 0.75% L + 300 0.75% 12/11/2019 12/11/2019
Term Loan B - Series E 3,176 0 L + 375 0.75% L + 275-300 0.75% 8/5/2020 8/5/2020
Japanese Revolving Credit Facility 34 - - - - - -
Total Secured Debt $ 7,941 2.0 x
Senior Unsecured Notes 500 0 6.750% 6.750% 10/1/2017 10/1/2017
Senior Unsecured Notes 1,600 0 6.750% 6.750% 8/15/2018 8/15/2018
Senior Unsecured Notes 945 0 6.875% 6.875% 12/1/2018 12/1/2018
Senior Unsecured Notes 690 0 7.000% 7.000% 10/1/2020 10/1/2020
Senior Unsecured Notes 2,250 0 6.375% 6.375% 10/15/2020 10/15/2020
Senior Unsecured Notes 1,625 0 7.500% 7.500% 7/15/2021 7/15/2021
Senior Unsecured Notes 650 0 6.750% 6.750% 8/15/2021 8/15/2021
Senior Unsecured Notes
900 0 5.625% 5.625% 12/1/2021 12/1/2021
Senior Unsecured Notes 550 0 7.250% 7.250% 7/15/2022 7/15/2022
Other 32 0 - - - -
Total Debt $ 17,683 4.5 x
PF Adj.  LTM 9/30/2013 EBITDA
$ 3,876
Current Pro Forma

Summary Terms- Term Loan B - Series E
Terms Term Loan B - Series E
Borrower Valeant Pharmaceuticals International, Inc. (the “Borrower”)
Guarantors
Material direct and indirect wholly-owned subsidiaries of the Borrower subject to customary exclusions (consistent with existing Senior Secured Credit Facilities)
Ranking Senior secured (consistent with existing Senior Secured Credit Facilities)
Security
1   priority security interest in substantially all assets of the Borrowers and the Guarantors as well as 100% of the capital stock of each material foreign and domestic subsidiary of Borrower, limited to 65% of the capital stock of each first tier foreign subsidiary of Valeant Pharmaceuticals International (“VPI”) or of any Guarantor that is a subsidiary of VPI, and all intercompany debt subject to customary exceptions consistent with existing Senior Secured Credit Facilities
Maturity Term Loan B – Series E: August 5, 2020 (no change)
Amount Term Loan B – Series E: $3,176 million
Pricing
L + 275 -300 (down from L+375)
0.75% LIBOR floor (no change)
Amortization 1% per annum with bullet at maturity (no change)
Call Protection 6 month 101 soft call from close
Financial Covenants No change
Negative Covenants No change

st

Summary Terms- Term Loan A-1 & A-2
Terms Term Loan A
Borrower Valeant Pharmaceuticals International, Inc. (the “Borrower”)
Guarantors
Material direct and indirect wholly-owned subsidiaries of the Borrower subject to customary exclusions (consistent with existing Senior Secured Credit Facilities)
Ranking Senior secured (consistent with existing Senior Secured Credit Facilities)
Security
1 priority security interest in substantially all assets of the Borrowers and the Guarantors as well as 100% of the capital stock of each material foreign and domestic subsidiary of Borrower, limited to 65% of the capital stock of each first tier foreign subsidiary of VPI or of any Guarantor that is a subsidiary of VPI, and all intercompany debt subject to customary exceptions consistent with existing Senior Secured Credit Facilities
Maturity
Term Loan A-1: October 20, 2018 (Extended 2.5 years)
Term Loan A-2: October 20, 2018 (Extended 2.5 years)
Amount
Term Loan A-1: $1,695 million
Term Loan A-2: $765 million
Pricing
L + 225 (no change)
No LIBOR floor (no change)
Amortization Reset to 5% / 10% / 20% / 20% / 20%, with the balance at maturity
Financial Covenants No change
Negative Covenants No change

st

Valeant Pro Forma Adjusted EBITDA Reconciliation
($ in millions)

LTM
9/30/2013
Consolidated Net Income (Loss) ($1,078)
+ Interest Expense, net (a) 636
+ Provision (Benefit) for Income Taxes (433)
+ Depreciation and Amortization (b) 2,011
+ Restructuring, Integration and Other Costs
(c)

+ Acquisition Related Costs 77
+ In-Process Research and Development Impairments and Other Charges 169
+ Stock-based Compensation 46
+ Legal Settlements and Related Fees (d) 3
+ Loss on Extinguishment of Debt 47
+ Non-Cash and Other Charges 257
Adjusted EBITDA $ 2,342
+ Anacor Settlement and Other One-time Cash Legal Settlement Expense 152
+ EBITDA and Synergies from Prior Acquisitions (e) 1,381
Pro Forma Adjusted EBITDA $ 3,876
(a)
Net Interest expense excludes amortization and write-offs of debt discounts and debt issuance costs.
(b)
Depreciation and amortization includes impairments of finite-lived intangible assets and amortization and write-off of debt discounts and debt issuance costs.
(c) Restructuring Costs as defined by the Third Amended and Restated Credit and Guaranty Agreement, shall not exceed $100 million during a twelve month period ended on or before December 31, 2013, except for costs related to the  Biovail-Valeant merger and the Medicis, Sanitas, Dermik, Ortho Dermatologics and Bausch & Lomb
acquisitions. In addition, restructuring/integration costs reflect costs recorded within cost of goods sold and acquisition related costs.
(d) Legal settlements and related fees for LTM September 30, 2013 excluded one-time cash legal settlements of $152.4 million, to be consistent with the calculation of
Adjusted EBITDA used in calculating financial ratios and covenants in our Third Amended and Restated Credit and Guaranty Agreement.
(e) Adjustment gives pro forma effect for the historical results of acquisitions consummated by us during such period as if they had occurred on October 1, 2012 and includes any anticipated synergies we expect to be realized within 12 months of the date of the applicable acquisition (or, in the case of the Bausch + Lomb acquisition, until December 31, 2014). The synergies primarily relate to the acquisition of Bausch & Lomb consummated on August 5, 2013.